UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 16, 2009

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Main Street South Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01                      Other Events

Investors Real Estate Trust announced by press release today that in accordance with its management succession plans, Thomas A. Wentz, Sr., the Company’s President and Chief Executive Officer, will retire from those positions following the Company’s 2009 Annual Meeting of Shareholders, scheduled for September 15, 2009.  He will remain with the Company on a part-time basis as a Senior Vice President and Chief Investment Officer, overseeing acquisitions of property for the Company’s real estate portfolio.  Timothy P. Mihalick, the Company’s Senior Vice President and Chief Operating Officer, will become President and CEO, and Thomas A. Wentz, Jr., currently the Company’s Senior Vice President—Asset Management and Finance, will become COO.  A copy of the press release is attached to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01                      Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated January 16, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
Senior Vice President & Chief Operating Officer

Date: January 16, 2009